UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 16, 2025

STRATEGIC ACQUISITIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-28963	13-3506506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2464 Darts Cove Way,

(Mount Pleasant) Charleston,

South Carolina 29466-0101

(Address of principal executive offices)

(908) 266-0541

(Registrant’s telephone number, including area code)

51 JFK Parkway, Suite 135, Short Hills, New Jersey 07078

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:	None

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on which registered
Common Stock	STQN

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act. ☐

Item 8.01 Other Events: Provides a brief narrative of the move, effective date, and whether contact information (phone/fax) remains the same.

Effective December 16, 2025 the company changed the address of its principle executive offices from: 51 JFK Parkway, Suite 135, Short Hills, New Jersy 07078 to 2464 Darts Cove Way, ( Mount Pleasant) Charleston, South Carolina 29466-0101.

Item 9.01. Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Acquisitions, Inc.

Date: December 16, 2025	By	/s/ Yuanyuan Huang
Yuanyuan Huang
Secretary

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